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                                                                    EXHIBIT 99.3


                        INRANGE TECHNOLOGIES CORPORATION
                   C/O COMPUTER NETWORK TECHNOLOGY CORPORATION
                             6000 NATHAN LANE NORTH
                            PLYMOUTH, MINNESOTA 55442


                      NOTICE OF MERGER AND APPRAISAL RIGHTS
                       AVAILABLE TO FORMER STOCKHOLDERS OF
                        INRANGE TECHNOLOGIES CORPORATION


                                                                     May 8, 2003


Dear Former Stockholder of Inrange Technologies Corporation:

         NOTICE IS HEREBY GIVEN pursuant to Sections 253(d) and 262(d)(2) of the General Corporation Law of the State of Delaware (the "DGCL") that the merger (the "Merger") of Basketball Corporation, a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Computer Network Technology Corporation, a Minnesota corporation ("CNT"), with and into Inrange Technologies Corporation, a Delaware corporation ("Inrange"), became effective on May 5, 2003 (the "Effective Time"). Immediately prior to the Effective Time, Merger Sub owned approximately 91% of the outstanding shares of common stock, par value $.01 per share of Inrange (the "Inrange Shares"). The Merger was effected pursuant to
Section 253 of the DGCL. Pursuant to Section 253 of the DGCL, no action was required by the stockholders of Inrange (other than Merger Sub) for the Merger to become effective.

         As a result of the Merger, Inrange is now a wholly owned subsidiary of CNT. Pursuant to the terms of the Merger, each Inrange Share outstanding immediately prior to the Effective Time (other than Inrange Shares held directly or indirectly by Inrange, CNT or any subsidiary of CNT) has been converted, subject to the appraisal rights described below, into the right to receive from Inrange $2.3132 in cash, without interest thereon, upon surrender of the stock certificate(s) evidencing the Inrange Shares to EquiServe Trust Company, N.A., as exchange agent (the "Exchange Agent"), as set forth in the enclosed letter of transmittal (the "Letter of Transmittal"). As a result of the Merger, the stock transfer books of Inrange were closed, and you ceased to be a stockholder of Inrange.


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         This Notice of Merger and Appraisal Rights and the Letter of
Transmittal are being sent to you and each other person who was a stockholder of record of Inrange on May 5, 2003. Unless you plan to seek an appraisal of your Inrange Shares, as more fully discussed below, you are urged to (1) complete the Letter of Transmittal in accordance with the instructions included in it and (2) deliver or send the completed Letter of Transmittal and your stock certificate(s) to:

                  BY MAIL:
                  -------
                      EquiServe Trust Company, N.A.
                      Corporate Actions
                      P.O. Box 43035
                      Providence, RI 02940-3035

                  BY HAND:
                  -------
                      EquiServe Trust Company, N.A.
                      c/o Securities Transfer and Reporting Services Inc. 100 William Street Galleria
                      New York, NY 10038
                      Attn:  Corporate Actions

                  BY OVERNIGHT COURIER:
                  --------------------
                      EquiServe Trust Company, N.A.
                      Corporate Actions
                      150 Royall Street
                      Canton, MA 02021
                      Attn:  Inrange Technologies Corporation

         Upon receipt of your Letter of Transmittal and stock certificate(s), payment of $2.3132 per Inrange Share will be sent to the address designated in the Letter of Transmittal. Please follow the instructions herein and in the Letter of Transmittal carefully. Improperly completed Letters of Transmittal may be rejected, and this could delay your receiving payment.

         No payment will be made to you until you submit a properly completed Letter of Transmittal and the stock certificate(s) representing the Inrange Shares that you owned. If you cannot locate your stock certificate(s) or if such certificate(s) have been stolen or destroyed, you must submit with your properly completed Letter of Transmittal, the affidavit of lost or destroyed certificate(s) which is included as Box 4 of the Letter of Transmittal and follow the other instructions of Box 4, unless you intend to exercise your appraisal rights.

         There will be no interest paid with regard to the merger consideration. Therefore, you are urged to send your completed Letter of Transmittal and stock certificate(s) or affidavit of lost or destroyed certificate(s) to the Exchange Agent promptly. You should note that surrender to the Exchange Agent of your stock certificate(s) representing your Inrange Shares may constitute a waiver of appraisal rights under the DGCL. The method of delivery of the Letter of Transmittal, stock certificate(s) for the Inrange Shares and all other related documents is at your election and risk. It is recommended that if you mail your Letter of Transmittal to the Exchange Agent, you




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use registered insured mail. If you have any questions or require additional
Letter of Transmittal forms, please contact the Exchange Agent at (800)
251-4215.

RIGHT TO APPRAISAL

         Instead of receiving the cash payment of $2.3132 per Inrange Share described above, you may exercise appraisal rights under Section 262 of the DGCL with regard to any or all of your Inrange Shares. If you exercise those appraisal rights, you will receive cash equal to the fair value of the Inrange Shares as to which you exercise appraisal rights. THAT MAY BE MORE OR LESS THAN, OR EQUAL TO, $2.3132 PER INRANGE SHARE. A copy of Section 262 of the DGCL is included as Exhibit A to this Notice of Merger and Appraisal Rights. It contains detailed procedures you must follow and time deadlines you must meet in order to exercise your appraisal rights. Failure to follow those procedures or meet those time deadlines will result in loss of your right to an appraisal of your Inrange Shares, and instead you will receive the cash payment of $2.3132 per Inrange Share being paid in connection with the Merger.

         Because only stockholders of record may exercise appraisal rights, if you beneficially own Inrange Shares which are held of record by brokers, fiduciaries, nominees or others and wish to exercise your appraisal rights, you must instruct the record holder of your Inrange Shares to satisfy the requirements set forth in Section 262 of the DGCL. If the record holder does not satisfy those requirements, the appraisal rights with regard to your Inrange Shares will be lost.

APPRAISAL PROCEDURE

         This Notice of Merger and Appraisal Rights from Inrange constitutes the notice required by Section 262(d)(2) of the DGCL to be given to the former stockholders of Inrange. The right to appraisal will be lost unless it is perfected by full and precise satisfaction of the requirements of Section 262, the text of which is set forth in full in Exhibit A attached hereto. Mere failure to complete and return a Letter of Transmittal accompanied by your stock certificate(s) to the Exchange Agent does NOT satisfy the requirements of
Section 262; rather, a separate written demand for appraisal must be properly executed and delivered to Inrange before the time deadline imposed by Section 262 of the DGCL as described below.

         A former stockholder of Inrange who wishes to demand appraisal of his, her or its Inrange Shares must make a written demand for appraisal on or prior to May 28, 2003 (i.e., within 20 days after the date of mailing of this Notice of Merger and Appraisal Rights). A demand for appraisal should be addressed to Inrange at the following address:

                           Inrange Technologies Corporation
                           c/o Computer Network Technology Corporation
                           6000 Nathan Lane North
                           Plymouth, MN 55442
                           Attention:  Secretary


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         As provided under Section 262 of the DGCL, the failure of a former stockholder of Inrange to make a written demand for appraisal within such time limit will result in the loss of such former stockholder's appraisal rights under such Section. The written demand for appraisal must be executed by or for the stockholder of record, fully and correctly, and should identify the stockholder's name as such stockholder's name appears on the certificate(s) for such stockholder's Inrange Shares. If the Inrange Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand must be made in such capacity, and if the Inrange Shares are owned of record by more than one person, such as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including one or two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner(s) and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the record owner(s).

         A beneficial owner of Inrange Shares held in "street name" who desires appraisal should take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record holder of such Inrange Shares. Inrange Shares held through brokerage firms, banks and other financial institutions are frequently deposited with and held of record in the name of a nominee of a central security depository, such as Cede & Co. Any beneficial holder desiring appraisal who holds Inrange Shares through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder and that the demand is made within the time deadline imposed by Section 262. The beneficial holder of such Inrange Shares should instruct such firm, bank or institution that the demand for appraisal must be made by the record holder of the Inrange Shares, which may be the nominee of a central security depository if the Inrange Shares have been so deposited. As required by Section 262, a demand for appraisal must reasonably inform Inrange of the identity of the holder(s) of record (which may be a nominee as described above) and of such holder's intention to seek appraisal of such Inrange Shares.

         Within 120 days after the Effective Time of the Merger, Inrange or any former stockholder who has complied with the requirements of Section 262(a) and
(d) and who is otherwise entitled to appraisal rights may file a petition in the Delaware Chancery Court, demanding a determination of the value of the Inrange Shares for which appraisal has been sought. INRANGE IS UNDER NO OBLIGATION TO AND HAS NO PRESENT INTENTION TO FILE SUCH A PETITION. Accordingly, it will be the obligation of former stockholders of Inrange seeking appraisal rights to initiate all necessary action to perfect any appraisal rights within the time period prescribed in Section 262 of the DGCL. At any time within 60 days after the Effective Time of the Merger, any former stockholder who has demanded appraisal has the right to withdraw the demand and accept the $2.3132 per Inrange Share offered pursuant to the Merger, without interest.

         Within 120 days after the Effective Time of the Merger, any former stockholder who has complied with the requirements of Section 262(a) and (d) of the DGCL will also be entitled, upon written request, to receive from Inrange a statement setting forth the aggregate number of Inrange Shares with respect to which demands for appraisal have been received and the aggregate number of holders of such Inrange Shares. Such statement must be mailed by Inrange


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to the requesting stockholder (i) within 10 days after a written request therefor has been received by Inrange or (ii) by June 7, 2003, whichever is later.

         If a petition for an appraisal is timely filed and service of a copy thereof is made upon Inrange, Inrange will then be obligated within 20 days to file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all former stockholders of Inrange who have demanded payment for their Inrange Shares and with whom agreements as to the value of their Inrange Shares have not been reached by Inrange. After notice to such former stockholders, the Delaware Chancery Court is empowered to conduct a hearing on such petition to determine those former stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights. The Delaware Chancery Court may require the holders of Inrange Shares who have demanded an appraisal for their Inrange Shares to submit their stock certificate(s) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any former stockholder fails to comply with such direction, the Delaware Chancery Court may dismiss the proceedings as to such former stockholder.

         After determining the stockholders entitled to an appraisal, the Delaware Chancery Court will appraise the fair value of their Inrange Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. The Delaware Supreme Court has stated, among other things, that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in an appraisal proceeding. The Delaware Supreme Court has stated that, in making this determination of fair value, the Delaware Chancery Court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which shed any light on the future prospects of Inrange.

         The costs of the appraisal proceeding may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable in the circumstances. Upon application of a former stockholder, the Delaware Chancery Court may also order that all or a portion of the expenses incurred by any former stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all Inrange Shares entitled to an appraisal.

         If any former stockholder who demands appraisal of his, her or its Inrange Shares under Section 262 fails to perfect, or effectively withdraws or loses, his, her or its right to appraisal, as provided in the DGCL, the Inrange Shares of such former stockholder will be converted into the right to receive $2.3132 in cash per Inrange Share, without interest thereon.

         THE FOREGOING SUMMARY IS NOT INTENDED TO EXPLAIN ALL OF THE RIGHTS OR OBLIGATIONS OF A FORMER STOCKHOLDER OF INRANGE AND IS QUALIFIED IN ITS ENTIRETY BY THE STATUTORY PROVISIONS ATTACHED HERETO AS EXHIBIT A.


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ADDITIONAL INFORMATION

         You may wish to review the reports, proxy statements and other information for periods prior to the Effective Time which Inrange has filed with the Securities and Exchange Commission ("SEC") before you decide whether to accept the merger consideration or exercise your appraisal rights. You can read and copy any materials that Inrange filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549. You can obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Inrange files its reports and proxy statements with the SEC electronically. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding Inrange. The address of the SEC Internet site is http://www.sec.gov.

Sincerely,

INRANGE TECHNOLOGIES CORPORATION



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                                    EXHIBIT A

          SECTION 253(d) AND SECTION 262 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

         253 MERGER OF PARENT CORPORATION AND SUBSIDIARY OR SUBSIDIARIES. -- (d) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under this section is not owned by the parent corporation immediately prior to the merger, the stockholders of the subsidiary Delaware corporation party to the merger shall have appraisal rights as set forth in ss. 262 of this title.

         262 APPRAISAL RIGHTS. -- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent




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         corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss. ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                           a. Shares of stock of the corporation surviving or
                  resulting from such merger or consolidation, or depository receipts in respect thereof;

                           b. Shares of stock of any other corporation, or
                  depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                           c. Cash in lieu of fractional shares or fractional
                  depository receipts described in the foregoing subparagraphs
                  a. and b. of this paragraph; or

                           d. Any combination of the shares of stock, depository
                  receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

                  (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the


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         corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                  (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery


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demanding a determination of the value of the stock of all such stockholders.
Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior




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to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.




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